EXHIBIT 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement (the “Third Amendment” or “this Amendment”) is made and entered into effective as of May 13, 2015, by and between HMS INCOME FUND, INC., a Maryland corporation (“Borrower”), CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”), the Lenders party hereto, including COMERICA BANK (“Additional Lender”), which has become a Lender pursuant to this Amendment and HMS EQUITY HOLDING, LLC, a Delaware limited liability company (“Guarantor”).

RECITALS

WHEREAS, Borrower, Administrative Agent and the Lenders party thereto immediately prior to the effectiveness of this Amendment (the “Existing Lenders”) entered into that certain Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014 (the “Joinder Agreement”), executed by Guarantor for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014 (the “First Amendment”), that certain Second Amendment to Credit Agreement dated as of September 22, 2014, and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, (a) Borrower and the other grantors party thereto entered into that certain Amended and Restated General Security Agreement dated as of March 11, 2014 in favor of Administrative Agent for itself and for the benefit of the Lenders (as supplemented by the Joinder Agreement, as amended by the First Amendment, and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Security Agreement”); and (b) Borrower and the pledgors party thereto entered into that certain Amended and Restated Equity Pledge Agreement dated as of March 11, 2014 in favor of Administrative Agent for itself and for the benefit of the Lenders (as supplemented by the Joinder Agreement, as amended by the First Amendment, and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Pledge Agreement”); and
WHEREAS, Borrower has requested that the Existing Lenders and the Administrative Agent amend certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrower, Guarantor, the Lenders party hereto (including the Additional Lender) and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

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2.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b) (subject to such consents, if any, as may be required under Section 9.07(b)); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.”

(b)Section 9.07(b)(iv) is hereby amended by adding the following clause thereto immediately following the parenthetical:

“and the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(c)Schedule B to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule B attached hereto.

3.Increase in Commitments; Joinder of Additional Lender.

(a)Commitment Increase and Notice. By its execution hereof, Borrower hereby requests (i) an increase in the aggregate Revolver Commitments by the amount of $10,000,000 (from $105,000,000 to $115,000,000) (the “Revolver Increase”), to be effectuated by a the addition of a $10,000,000 Revolver Commitment from the Additional Lender, (ii) that the Additional Lender join the Credit Agreement as a Lender with a Revolver Commitment of $10,000,000, in each case as set forth on Schedule B hereto and (iii) that the Commitment Increase Date be the date hereof.

(b)Consent of Administrative Agent. By its execution hereof, Administrative Agent consents to (i) the increase in the aggregate Revolver Commitments by the amount of $10,000,000, (ii) the joinder of the Additional Lender as a Lender under the Credit Agreement with a Revolver Commitment of $10,000,000, (iii) the new allocations of the Revolver Commitment as set forth on Schedule B to this Third Amendment, which Schedule B replaces the Schedule B to the Credit Agreement as of the date of the Third Amendment and (iv) the establishment of the date hereof as the Commitment Increase Date.

(c)Joinder of Additional Lender. By its execution hereof, Additional Lender hereby joins the Credit Agreement as a Lender and becomes a party to the Credit Agreement with a Revolver Commitment of $10,000,000 as set forth on Schedule B hereto, with all of the duties, obligations,

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rights and privileges appurtenant thereto, including those specifically set forth in this Amendment. Additional Lender agrees that this Amendment constitutes the joinder agreement for purposes of Section 2.14(b) the Credit Agreement. Additional Lender acknowledges that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to execute this Amendment and join the Credit Agreement as a Lender, and (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

4.Acknowledgments of Administrative Agent and Existing Lenders Regarding Commitment Increase. By their execution hereof, each of the Administrative Agent and each Existing Lender party hereto acknowledges and agrees that:

(a)Section 3(a) of this Amendment shall be deemed to be a requested Commitment Increase from Borrower with respect to the Existing Lender increase and the joinder of Additional Lender to the Credit Agreement all as shown on Schedule B;

(b)the Commitment Increase Date shall be the date hereof;

(c)this Amendment constitutes the joinder agreement for purposes of Section 2.14(b) the Credit Agreement with respect to the joinder of Additional Lender to the Credit Agreement; and

(d)each Existing Lender waives any rights of such Existing Lender under Section 2.14 of the Credit Agreement to any prior notice of the increase in the aggregate Revolver Commitment, or to participate in the increase in the aggregate Revolver Commitment, in each case, effectuated pursuant this Amendment, except to the extent specifically set forth herein.

5.Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of each of the following conditions:

(a)the Administrative Agent (or its counsel) shall have received from each of Borrower, the Guarantors, the Existing Lenders constituting at least the Required Lenders (determined prior to, and without giving effect to, the Additional Lender having joined the Credit Agreement and the increase in the Revolver Commitments effectuated pursuant to this Amendment) and the Additional Lender, either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)the Administrative Agent shall have received all amounts due and owing, including payment of all other fees and reimbursement or payment of all legal fees and other expenses required

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(c) to be reimbursed or paid by Borrower to the extent that invoices have been provided to Borrower;

(d)the Administrative Agent shall have received, for the benefit of the Additional Lender, an executed Note in the amount of the Additional Lender’s Revolver Commitment following the effectiveness of this Amendment;

(e)the Administrative Agent shall have received resolutions of the board of directors (or other governing body) of Borrower certified by the Secretary (or other custodian of records) of Borrower which authorize the execution, delivery, and performance by Borrower of this Amendment;

(f)the Administrative Agent shall have received a certificate of the Chief Financial Officer or another Responsible Officer, required pursuant to Section 2.14(d)(i)(D) of the Credit Agreement; and

(g)the Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

6.Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants as follows:

(a)it is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken;

(b)after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents to which it is a party executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

(c)after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default; and

(d)when duly executed and delivered, each of this Amendment, the Credit Agreement and any other Loan Documents to which it is a party executed in connection herewith or therewith will be legal and binding obligations of it, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

7.Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of Borrower or Guarantors that would require a waiver or consent of the Lenders or an amendment or

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8. modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

9.Ratification. Borrower and each Guarantor hereby confirm and ratify the Credit Agreement, the Collateral Documents and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledge and agree that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is Borrower or any other Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

10.Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

11.References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.

12.Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

13.Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.

14.Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the day and year first above written.

BORROWER:
HMS INCOME FUND, INC.,
a Maryland corporation

By: /s/ David Covington
Name: David Covington
Title: Chief Accounting Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement]

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GUARANTOR:
HMS EQUITY HOLDING, LLC, a Delaware limited liability corporation

By:    HMS INCOME FUND, INC., a Maryland
corporation, its Managing Member

By: /s/ David Covington
Name: David Covington
Title: Chief Accounting Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement]

EXHIBIT 10.1

ADMINISTRATIVE AGENT AND LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION
By:    /s/ Bobby Hamilton
Name:     Bobby Hamilton
Title: Vice President

[Signature Page to Third Amendment to Credit Agreement]

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LENDER:
PATRIOT BANK
By: /s/ Bill Holbert
Name:    Bill Holbert
Title:     Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

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LENDER:
WHITNEY NATIONAL BANK
By: /s/ Nate Ellis
Name:    Nate Ellis
Title: Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]

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LENDER:
TRUSTMARK NATIONAL BANK
By:     /s/ Jeff Deutsch
Name:     Jeff Deutsch
Title: SVP

[Signature Page to Third Amendment to Credit Agreement]

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LENDER:
EVERBANK COMMERCIAL FINANCE, INC.
By:    /s/ Ed McGugan
Name:    Ed McGugan
Title:    Managing Director

[Signature Page to Third Amendment to Credit Agreement]

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ADDITIONAL LENDER:
COMERICA bank
By: /s/ L. J. Perenyi
Name:    L. J. Perenyi
Title:    Vice President

[Signature Page to Third Amendment to Credit Agreement]

EXHIBIT 10.1

SCHEDULE B
REVOLVER COMMITMENT

Lender	Revolver Commitment
Capital One, National Association	$35,000,000
Patriot Bank	$20,000,000
Whitney Bank	$10,000,000
Trustmark National Bank	$10,000,000
Everbank Commercial Finance, Inc.	$30,000,000
Comerica Bank	$10,000,000
TOTAL	$115,000,000

[Schedule B]